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                                                                  EXHIBIT 23.6





                Consent of Person About to Become a Director
                --------------------------------------------




Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Lawrence S. Rich, hereby consent to be named as a person about to become a director of Republic Industries, Inc. in this Registration Statement on Form S-4.



                                                      /s/ Lawrence S. Rich
                                                      --------------------
                                                          Lawrence S. Rich


December 5, 1996